UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2008

DCP MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

DELAWARE	001-32678	03-0567133
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

370 17th Street, Suite 2775
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 633-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2008, DCP Midstream Partners, LP (the “Partnership”) issued a press release announcing that Angela A. Minas was appointed as Vice President and Chief Financial Officer of DCP Midstream GP, LLC, the Partnership's general partner, effective September 8, 2008.

Ms. Minas, age 44, has been Chief Financial Officer, Chief Accounting Officer and Treasurer for Constellation Energy Partners from September 2006 until her departure in March 2008. She also served as Managing Director of the Commodities Group, a business unit of Constellation Energy Group, Inc., beginning August 2006 until her departure in March 2008. Prior to that, Ms. Minas was Senior Vice President, Business Unit Operations Executive, Commercial Business Services with Science Applications International Corporation (SAIC) during 2006, Senior Vice President, Global Consulting from 2004 to 2006 for SAIC and Vice President, US Consulting from 2002 to 2003 for SAIC. Prior to that, Minas was a partner with Arthur Andersen LLP from 1997 until her departure in 2002.

Ms. Minas will receive an annual base salary of $230,000 in her new position. In addition, she will participate in the Partnership’s short term cash incentive program with a target incentive opportunity of 45% of her base salary, pro rated for 2008 based on the percentage of the year she works for the Partnership. Ms. Minas will also participate in the Partnership’s long term incentive plan with a target incentive opportunity of 80% of her base salary, pro rated for 2008 based on the percentage of the year she works for the Partnership.

The press release announcing Ms. Minas’ appointment is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being furnished pursuant to this Item 5.02.

Item 8.01 Other Events.

On August 27, 2008, DCP Midstream Partners, LP (the “Partnership”) issued a press release announcing the transition of the Chairman of the Board position of DCP Midstream GP, LLC, the Partnership’s general partner (the “General Partner”), from Fred J. Fowler to Thomas C. O’Connor, effective September 1, 2008. Mr. O’Connor is currently Chairman of the Board, President and CEO of DCP Midstream, LLC, the sole owner of the General Partner. Mr. Fowler will remain a director on the General Partner’s Board of Directors.

The press release announcing the transition of the Chairman of the Board position is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being furnished pursuant to this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
Exhibit 99.1	Press Release dated August 27, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP
its General Partner

By:	DCP MIDSTREAM GP, LLC
its General Partner

By:	/s/ Michael S. Richards
Name:Michael S. Richards
Title:Vice President, General Counsel and Secretary

August 28, 2008

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